UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                         ______________________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                         ______________________________

       Date of report (Date of earliest event reported): February 2, 2005

                         NORTH CENTRAL BANCSHARES, INC.
             (Exact name of registrant as specified in its charter)

              Iowa                      0-27672                  42-1449849
(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)               File Number)           Identification No.)

           c/o First Federal Savings Bank of Iowa, 825 Central Avenue
                             Fort Dodge, Iowa 50501
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (515) 576-7531

                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition

         On February 2, 2005, North Central Bancshares, Inc. (the "Company") announced its earnings for the 2004 fiscal year and the commencement of a stock repurchase program. A copy of the press release dated February 2, 2005, describing the 2004 fiscal year earnings and the stock repurchase program is attached as Exhibit 99.1.

Item 8.01     Other Events.

       See Item 2.02 above.

Item 9.01     Financial Statements and Exhibits

(c)    The following exhibit is furnished with this Report:

          Exhibit No.   Description
          -----------   -----------

          99.1          Press release issued by the Company on February 2, 2005.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   NORTH CENTRAL BANCSHARES, INC.




                                   By:     /s/ David M. Bradley
                                           --------------------
                                   Name:   David M. Bradley
                                   Title:  Chairman, President and
                                           Chief Executive Officer

Date: February 2, 2005

                                  EXHIBIT INDEX

Exhibit No.                       Description
-----------                       -----------
   99.1               Press Release dated February 2, 2005.